CTS Investor Presentation Feb 2023

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition, including supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including our acquisitions of TEWA Temperature Sensors and Ferroperm Piezoceramics; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies. The information included in this presentation includes the non-GAAP financial measures of adjusted gross margin, adjusted EBITDA margin, adjusted selling, general & administrative expenses, adjusted diluted earnings per share, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations. CTS believes that adjusted gross margin, adjusted EBITDA margin, adjusted selling, general & administrative expenses, and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. CTS believes that free cash flow is a useful measure of its ability to generate cash. CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.  CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

14% Non-Transportation Revenue CAGR LTM Revenue $587 Million Global design and manufacturing capabilities Technical and application expertise applied across diverse and growing end markets 1 Last 12 months Revenue as of Dec 2022 2 2017-2022 including acquisitions Europe 15% North America 57% Asia 28% Sales/Technical Office Manufacturing Facility Aero & Defense Medical Industrial Transportation 2 1 1 LTM Adj. EBITDA 23% LTM Adj. EPS $2.46 Non-Transportation 48% Of LTM Revenue CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect, and Move - Enabling an Intelligent and Seamless World

Leveraging operational excellence to drive profitable growth Strong execution led by seasoned leadership team Strengthening and aligning organizational capabilities through Focus 2025 initiative Deep engineering capabilities and custom engineered products for OEMs Strong presence in position, ultrasonic and temperature sensing with domain expertise Deep and long-standing customer relationships Clear strategy of growth and diversification led by non-transportation end markets Strong balance sheet and cash flow to support M&A strategy Positioned to Grow & Diversify Successful Business Model Strong Executional Capabilities Why Invest in CTS Positioned to grow at 10% CAGR through execution of Organic and Inorganic strategies

Addressable Market Size: Key Applications: Revenue CAGR: Leveraging Domain Expertise to Expand into Premium End Markets $2.9B 12% Industrial Printing Flow Rate Meters Material Handling HVAC Food Service Industrial $1.5B 13% High-Resolution Ultrasound Intravascular Ultrasound Instruments, Neonatal applications Wireless Pacing Medical $0.7B 22% Unmanned Vehicles Underwater Sonar Sonobuoys Military Communications Aero & Defense $2.7B 2% Light Vehicle (ICE/EV) – Propulsion Agnostic Portfolio Commercial Vehicle Two Wheelers Transportation 1 Revenue CAGR 2017 - 2022 1

Sustainability Automation Healthcare Innovation Electrification Reduced Emissions Fluid Metering Energy Efficiency Industry 4.0 Factory Automation Passenger Safety Defense Automation Improved Diagnostics Therapeutics Non-Invasive Patient Experience Secular Themes Drive Growth Across End Markets Applying deep domain expertise to solve today’s most pressing challenges

2017 Revenues $423M Long term target +10% CAGR Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 50% 5-15% 10-20% 20-30% LTM Revenues $587M 1 Diversifying Revenue in Growing End Markets Outside of Transportation Non-transportation revenue up from 35% to 48% with a goal of >50% Notes: 1 Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market

Light Vehicle Portfolio Carries Over to Electric Vehicles

CTS Portfolio


Accelerator Modules
Chassis Height Sensor
Seat Belt Buckle Switch Sensor
Seat Track Position Sensor
Brake Position Sensor
Belt Tension Sensor
Accelerator Modules
Chassis Height Sensor
Seat Belt Buckle Switch Sensor
Seat Track Position Sensor
Brake Position Sensor
Belt Tension Sensor
eBrake™
AC Motor Current Sensor
AC Motor Position Sensor

Available Market (SAM)

2022:	2030:	+	>2030:
$2.4Bn	$2.7Bn		$1Bn+
Traditional light vehicle key product portfolio	Light vehicle key products For BEV/HEV/PHEV and ICE		New products for Electrification

Completed maglab acquisition – strengthening Electrification portfolio

8

maglab will help accelerate our electrification growth across industries maglab AG – Accelerating Growth in Electrification Company Highlights Transaction Rationale Located in Basel, Switzerland, maglab AG is a technology and engineering services provider focused on the acceleration of electrification through reliable current and position sensing solutions. maglab’s primary focus is in current sensing, motor position and control in transportation and industrial end-markets Accelerate CTS’ vehicle electrification strategy by: Extending our expertise in the field of current sensing and motor position sensing Acquiring new technology capability Gaining access to key EV customers Establish a dedicated European development team Create a point of entry into renewable energy and industrial sensing markets Products and Markets Shields and Cores Shunt Resistors Current Modules Engineering Services Vehicle Electrification Renewable/ Industrial Technical Expertise (Magnetics and Current Sensing) Battery Management Systems Current and Voltage Sensors

Technology and application expertise creates competitive advantage and long-term relationships with blue-chip customers Technology Leadership Recognized leader with global design and engineering capabilities The CTS Advantage – Your Partner in Smart Solutions Domain Expertise Deep experience solving complex application requirements Custom Engineered Solutions Engineered solutions lead to long-term customer partnerships Global Footprint Commercial, Engineering and Manufacturing presence globally Successful Business Model

Long-Term Relationship with Blue-Chip Customers

Improved Operational Efficiency Gross Margin +650 bps1 Streamlined SG&A (442) bps1 Adj. EBITDA +1333 bps1 Improved process improvement capability, business intelligence Strengthened Balance Sheet 135% free cash flow2 $142 million returned to Shareholders3 Solid acquisition capacity Strategic Investments For Growth Enhanced front-end selling and marketing capabilities, tools Continued R&D investments for organic growth 8 strategic acquisitions Strong Execution Capabilities Notes: 1 Adjusted Gross Margin, SG&A Expenses & EBITDA are comparisons of 2022 vs. 2012 from continuing operations 2 As of December 2022 as % of Adjusted Net Earnings 3 Cumulative from 2013 to FY 2022 through dividends & share repurchases

Cash Returned to Shareholders Dividend & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 15-17% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and tools IT systems – ERP, analytics capabilities CTS OS – Operational improvements Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $142 million in cash returned to shareholders since 2013

Strategic Approach to M&A Strengthen Customer Relationships Geographical Expansion Enhance Technology Portfolio Attractive Financials Expand End Markets Expand Product & Applications ~ 5% of Sales Growth From M&A Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

Strategic Acquisitions Fueling Diversification – M&A as a Catalyst 48% of sales from Non-Transportation end markets … +360 bps vs. 2021 Single Crystal Technology 2016 2017 Tape Cast Technology Bulk Technology Pre 2016 2022 Medical Therapeutics Europe Defense Growing Piezoceramic Platform Current Enhancing Piezoceramic Technology and Geographic Reach Building a Strong Global Temperature Sensing Platform 2020 Medical Applications Industrial Applications 2019 Industrial + Medical Europe Expansion 2022 Growing Temperature Platform Current

Notes: 1 CAGR based on mid point of 2023 guidance FY 2023 Guidance Revenue ($ Millions) Adj. Diluted EPS $580 $640 2020-2023 CAGR 9.5% 1 Stable demand from medical & aerospace/defense customers Softer outlook in industrial end market & distribution channel Commercial vehicle sales potentially impacted by semiconductor supply issues in Q1 2023 Light vehicle market forecasts - US 14-15M, China 26-27M, Europe 16-17M units Monitoring risks from interest rates, supply challenges, inflation, COVID-19, FX fluctuations & geopolitical landscape Tax rate in the range of 21-23% excluding discrete items Key Outlook Assumptions 2020-2023 CAGR 22.8% 1 $2.70 $2.40

2012 2022 Long-Term Target Revenue $304M $587M +10% /yr Gross Margin3 30.1% 36.5% 35-38% SG&A Expense3 19.4% 15.0% 13-15% R&D Expense 6.9% 4.1% 5-7% CapEx 4.4% 2.4% ~4% 2 Financial Framework 1 Notes: 1 2012 Financials from Continuing Operations 2 FY 2022 3 Adjusted Gross Margin and SG&A Expenses

Creating long-term sustainable value for stakeholders and communities Continued progress in 2022 : Established DE&I Committee Expanded Compensation & Talent Committee with greater visibility to talent and diversity initiatives Board diversity >40% Supporting sustainable products: Vehicle electrification components to comprise >25% of light vehicle sales by 20251 Continued development of lead-free piezoceramics to replace current lead-based systems Provided over 3,500 hours in employee training to further career development CTS CARES continues momentum across the globe FY 2022 activity 4,414 hours 156 events 21 locations Our Sustainability Journey Notes: 1Used in Electrified platforms

Appendix

10% Revenue CAGR with 23% EBITDA Focus 2025 01 02 03 Develop customer partnerships that are authentic and collaborative, resulting in mutually beneficial revenue growth Deeper Customer Relationships Build a culture of continuous improvement through the development of CTS Operation Systems and process improvement mindset Improved Operating Systems Improve revenue growth through strategic plan execution, M&A and active portfolio management Profitable Growth 04 Foster a culture aligned with our vision and values, Build leadership capabilities Organization

CTS Core Values Play to Win Responsiveness Simplicity Solution Oriented

2022 2021 2020 Diluted earnings (loss) per share 1.85 $ (1.30) $ 1.06 $ Tax affected adjustments to reported diluted earnings (loss) per share: Restructuring charges 0.05 0.06 0.04 Foreign currency loss (gain) 0.15 0.10 (0.16) Non-cash pension expense 0.16 3.13 0.06 Environmental charges 0.07 0.05 0.07 Acquisition-related costs 0.07 - 0.01 Inventory fair value step-up 0.10 - - Legal settlement - - - Discrete tax items 0.01 (0.11) 0.04 Adjusted diluted earnings per share 2.46 $ 1.93 $ 1.12 $ Full Year Adjusted Diluted EPS Regulation G Schedules

Full Year 2022 2012 Net earnings 59.6 $ 13.5 $ Depreciation and amortization expense 29.8 13.5 Interest expense 2.2 2.6 Tax expense 21.2 1.0 EBITDA 112.7 30.5 Adjustments to EBITDA: Restructuring charges 1.9 4.5 Gain on sale - leaseback (10.3) Environmental charges 2.8 - Legal settlement - 1.5 Additional CEO search, legal costs & acquisition 2.5 Acquisition-related costs 2.5 - Inventory fair value step-up 4.0 - Costs of tax improvement initiatives - - Non-cash pension expense 4.8 - Foreign currency loss (gain) 4.9 - Total adjustments to EBITDA 20.9 (1.8) Adjusted EBITDA 133.6 $ 28.7 $ Net sales 586.9 $ 304.5 $ Adjusted EBITDA margin 22.8% 9.4% Full Year Regulation G Schedules ($ Millions) Adjusted EBITDA Margin

Regulation G Schedules Full Year 2022 2012 Gross margin 210.5 $ 91.5 $ Adjustment to reported gross margin: Inventory fair value step-up 4.0 - Adjusted gross margin 214.5 $ 91.5 $ Net sales 586.9 $ 304.5 $ Adjusted gross margin as a % of net sales 36.5% 30.1% Full Year ($ Millions) Adjusted Gross Margin

Regulation G Schedules 2022 2012 SG&A Expense 91.5 $ 63.1 $ Adjustments to reported SG&A expense: Environmental charges 2.8 - Acquisition-related costs 0.8 - Additional CEO search, legal costs and acquisition - 2.5 Additional legal costs - 1.5 Total adjustments to reported SG&A expense 3.5 $ 4.0 $ Adjusted SG&A expense 88.0 $ 59.1 $ Net sales 586.9 $ 304.5 $ Adjusted SG&A expense as a % of net sales 15.0% 19.4% Full Year ($ Millions) Adjusted SG&A Expenses

($ Millions) Free Cash Flow Regulation G Schedules 2022 2021 2020 2019 Net cash provided by operating activities 121.2 $ 86.1 $ 76.8 $ 64.4 $ Capital expenditures (14.3) (15.6) (14.9) (21.7) Free cash flow 106.9 $ 70.5 $ 61.9 $ 42.7 $ Free Cash Flow as % of Adjusted Net Earnings 135% 112% 170% 89% Full Year